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                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                      FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: August 16, 1999

                          --------------------------------

                         Cypros Pharmaceutical Corporation

               (Exact name of registrant as specified in its charter)

                                      0-20772
                              (Commission File Number)



                 California                             33-0476164
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)



                               2714 Loker Avenue West
                             Carlsbad, California 92008
              (Address of principal executive offices, with zip code)

                                   (760) 929-9500
                (Registrant's telephone number, including area code)

                                       1.
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Item 5.   OTHER EVENTS

On August 5, 1999, Cypros Pharmaceutical Corporation, a California corporation ("Cypros"), announced that it entered into a definitive agreement (the "Merger Agreement") with RiboGene Inc., a Delaware corporation. The closing of the acquisition is subject to a number of conditions. A copy of Cypros' press release announcing the definitive agreement regarding the acquisition is attached as Exhibit 99.1 and a copy of the Merger Agreement is attached as Exhibit 99.2, and each is incorporated by reference herein.

The press releases filed as exhibits to this report include "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Cypros' business and the pending acquisition contained in the press releases are "forward-looking" rather than "historic."

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.


     (c)  EXHIBITS


          99.1 Press Release dated August 5, 1999 regarding the RiboGene, Inc. acquisition.

          99.2 Merger Agreement dated August 4, 1999 between Cypros Pharmaceutical Corporation and RiboGene, Inc.

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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Cypros Pharmaceutical Corporation

     Date:     August 16, 1999       By:  /s/ David W. Nassif
                                          David W. Nassif
                                          Senior Vice President, Chief
                                          Financial Officer and Secretary
                                          (Principal Financial Officer)


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                                 INDEX TO EXHIBITS



     Exhibit Number                            Description
     --------------                            -----------

          99.1 Press Release dated August 5, 1999 regarding the RiboGene, Inc. acquisition

          99.2 Merger Agreement dated August 4, 1999 between Cypros Pharmaceutical Corporation and RiboGene, Inc.


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